MERGER WITH VALLON (Tables) - Q1	3 Months Ended
Mar. 31, 2024
Business Combination and Asset Acquisition [Abstract]
Schedule of the Net Liabilities Assumed in the Merger
The following table shows the net liabilities assumed in the Merger:

April 21, 2023
Cash and cash equivalents	$941
Prepaid and other assets	310
Accounts payable and accrued expenses	(4,190)
Total net liabilities assumed	(2,939)
Plus: Transaction costs	(2,984)
Total net liabilities assumed plus transaction costs	$(5,923)